Exhibit 99.1

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[LOGO]

Inland Real Estate Corporation

Investor Presentation

May 2005

FORWARD LOOKING STATEMENTS

•                  These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s annual report on Form 10-K for the year ended December 31, 2004. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

•                  Please see Appendix for a discussion and reconciliation of the uses of “non-GAAP” financial measures.

[LOGO]

COMPANY OVERVIEW

DESCRIPTION

•                  Inland Real Estate Corporation (NYSE: IRC) is a self-administered and self-managed publicly traded real estate investment trust that owns interests in 145 neighborhood, community and single-tenant retail centers located primarily in the Midwestern United States(1).

FOCUS

•                  Largest Midwest focused shopping center REIT(2), with retail centers primarily located within a 400-mile radius of Oak Brook, Illinois.

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

(2) Based on a total of 93 million retail center square feet in Chicago as reported by REIS.

FINANCIAL SNAPSHOT

SUMMARY STATISTICS (in thousands except per share data)

		Y-o-Y Growth
2003 FFO/Share	$1.16		Shares Outstanding	67.2

2004 FFO/Share	$1.25	7.8%	Debt	$800

2005E FFO/Share	$1.32-$1.38	5.6-10.4%	Equity Capitalization	$1,000

Annual Dividend	$0.96/share		Total Capitalization	$1,800

Dividend Yield	6.3%@$15.25/share		Debt/Total Capitalization	43.5%

Source: Company filings.

All data, except per share data, is as of March 31, 2005.

INLAND’S CORE STRENGTHS:

•                   Only shopping center REIT focused exclusively on operating within the attractive Midwest and Chicagoland markets

•                   Proven track record with consistent bottom line growth

•                   Visible growth potential through acquisitions and core portfolio re-leasing

•                   Attractive monthly dividend

•                   Seasoned management team with extensive real estate experience

Inland — The Midwest Marketplace for Retail Space

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

[GRAPHIC]

ESTABLISHED GATEKEEPER TO THE CHICAGOLAND RETAIL MARKET

•                  Positioned in high-traffic areas with significant barriers to entry

•                  Largest shopping center landlord in Chicagoland with 9.6% share of retail square footage(1)

•                  102 properties in Chicago totaling 9 million square feet

•                  Coveted “In-Fill” locations

•                  Market leadership provides efficiencies in:

•                  Leasing

•                  Acquisitions

•                  Operations

[GRAPHIC]

Source: Company filings.

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

COMPANY OVERVIEW

PORTFOLIO SNAPSHOT

	NUMBER OF	TOTAL	% OF
	PROPERTIES(1)	GLA (MMS)	PORTFOLIO	OCCUPANCY

Chicago MSA	102	9.0	66.6%	94.7%

Minneapolis MSA	25	2.6	19.3%	97.0%

Other	18	1.9	14.1%	97.5%

	145	13.5	100.0%	95.2%

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

SUPERIOR DEMOGRAPHICS …

AVERAGE THREE MILE POPULATION DENSITY(1)

[CHART]

Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics.

(1) Data refers to a 3-mile radius around each of the respective companies’ properties.

AVERAGE THREE MILE HOUSEHOLD INCOME(1)

[CHART]

Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics.

(1) Data refers to a 3-mile radius around each of the respective companies’ properties.

HIGH QUALITY DIVERSIFIED TENANT BASE…

•                   Inland’s portfolio is leased to 70% national retail tenants

•                   No single tenant comprises more than 4.6% of total square feet

NATIONAL AND LOCAL RETAILERS – PERCENTAGE OF TOTAL SQUARE FEET

[CHART]

[LOGO]

Source: Company filings.

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

…  LEADING TO STABILITY OF INLAND’S UNDERLYING CASH FLOWS

•                  Inland’s top ten tenants account for only 26% of total base rents; approximately 70% of those rents are from investment grade tenants

•                  No more than 12.1% of annual base rent rolls in any of the next 9 years

LEASE ROLLOVER AS A PERCENTAGE OF CONTRACTUAL RENT(1)

[CHART]

(1) Source: Company filings.

TENANT BASE

	CREDIT	EQUITY	% TOTAL
TENANT	RATING(2)	MARKET CAP(3)	SQUARE FEET(1)	PARENT(2)

Cub Foods	Baa3 / BBB	$4.3 billion	4.6%	Supervalu (SVU)

Dominick’s Finer Foods	Baa2 / BBB	$9.3 billion	4.4%	Safeway (SWY)

Jewel Food Stores	Baa2 / BBB	$7.6 billion	4.2%	Albertson’s (ABS)

Kmart	NR / NR	$22.1 billion	2.7%	Sears Holding Corp (SHLD)

Roundy’s Food Stores	NR / NR	Private	2.3%	Willis Stein

TJ Maxx	Baa1 / A	$10.7 billion	1.7%	TJX Companies (TJX)

PETsMART	Ba2 / BB-	$4.1 billion	1.6%	PETsMART (PETM)

Marshall’s	A3 / A	$10.7 billion	1.6%	TJX Companies (TJX)

Carmax	NR / NR	$2.9 billion	1.4%	Carmax (KMX)

Best Buy	Baa3/BBB	$17.0 billion	1.3%	Best Buy (BBY)

(1) Source: Company filings.

(2) Source: Moody’s/Standard & Poor’s

(3) Source: NYSE

[GRAPHIC]

PROVEN OPERATING TRACK RECORD

WITH STRONG MARGINS, G&A EXPENSES ARE LOWER THAN PEER GROUP MEDIAN…

•                  Property level administrative tasks are centrally and systematically managed

•                  Creates time for property managers to have consistent and active dialog with tenants, which provides for increased market knowledge and agility in responding to changes in tenant conditions

•                  Effective outsourcing of non-critical functions reduces costs and increases operating efficiencies

G&A AS A PERCENTAGE OF REVENUE – 2004

[CHART]

Source: SNL DataSource.

CONSISTENT DELIVERY OF ATTRACTIVE GROWTH …

•                  7.5% FFO per share growth compares favorably to peer average of 5.0% from 1999 to 2004

•                  Grew overall dividend by 20% while reducing FFO payout from 110% to 75%

•                 Inland has raised its dividend twelve times in the past eleven years

GROWTH SINCE 1995

[CHART]

Source: Company filings.

HIGH-QUALITY CORE PORTFOLIO GENERATES STRONG RESULTS

•                  FFO of $0.36 per share for the three-months ended March 31, 2005

•                  Occupancy of 95.2% at March 31, 2005. Inland has maintained at least 93.7% leased occupancy in the past 4 years.

•                  Increases on lease rollovers were approximately 13% for the three months ended March 31, 2005

•                  Year-to-date 2005, Inland has acquired five centers with a total of 1,030,596 square feet for $141 million

•                  Most are categorized as principal-to-principal transactions with entities that Inland has done repeat business

PROJECTED FFO GROWTH 2004-2005(1)

[CHART]

(1) Source: SNL DataSource and Company filings.

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

[GRAPHIC]

VISIBLE GROWTH

RE-LEASING AND RE-TENANTING OPPORTUNITIES, IN CONJUNCTION WITH…

•                  Gains through re-leasing and re-tenanting of existing vacant space at market rents

FIRST THREE MONTHS 2005 RE-LEASING AND RE-TENANTING RENT INCREASES

[CHART]

… ATTRACTIVE ACQUISITION OPPORTUNITIES WILL DRIVE TOTAL GROWTH

•                  Chicagoland investment opportunities:

•                  Largest landlord in Chicagoland, but owns less than 10% of retail space(1)

•                  Exclusive referrals from Inland Group for retail properties within 400-mile radius of Oak Brook

•                  Inland’s weighted average cap rate is 9.48% for assets acquired between1995 and 2005.

•                  Potential acquisitions currently under contract include nine assets valued at $160 million

PORTFOLIO ACQUISITION HISTORY (2)

[CHART]

(1) Based on 93 million total square feet as reported by REIS.

(2) Does not include properties that have been sold.

(3) Includes properties in unconsolidated joint ventures.

… ASSET-BASED JOINT VENTURE PROGRAMS WILL HELP DRIVE TOTAL GROWTH

•                  New York State Teachers’ Retirement System (NYSTRS):

•                  Formed to acquire up to $400 million of additional retail centers in Inland’s core Midwest markets

•                  Inland will contribute eight centers with net equity value of $100 million; NYSTRS will contribute $50 million of equity capital.

•                  NYSTRS will contribute an additional $100 million; Inland will also contribute an additional $100 million.

•                  Inland is the managing member of the joint venture

•                  Inland expects to increase income by earning fees for providing services to the joint venture:

•                  Property Management

•                  Leasing

•                  Acquisitions

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW …

•                  Near term maturities can be re-funded at lower rates

•                  Year to date, two thirds of all 2005 maturities have already been closed at rates of approximately 5%.

DEBT MATURITIES (MMs)

[CHART]

	Weighted Average Interest Rates(1)
	2005	2006	2007	2008	2009	2010+

Fixed Rate	7.20%	5.59%	6.41%	6.68%	6.38%	4.84%

Variable Rate	4.06%	4.49%	4.49%	—	—	2.65%

Weighted Avg.	6.64%	5.25%	5.82%	6.68%	6.38%	4.80%

Source: Company filings.

(1) As of March 31, 2005.

…            CULMINATING IN CONTINUED POSITIVE FFO GROWTH

•                   Expected 2005 performance driven by the following assumptions:

•                 Same center NOI growth of 2 - 3%

•                 $400 million net acquisitions with 50% leverage

•                   The Company’s 2005 FFO guidance, on a diluted per share basis, is between $1.32 and $1.38.  The midpoint of $1.35 would result in an 8% growth rate over 2004 FFO per diluted share of $1.25

(1) Source: SNL DataSource and Company filings.

PROJECTED FFO GROWTH 2004-2005(1)

[CHART]

(1) Source: SNL DataSource and Company filings.

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

[GRAPHIC]

ATTRACTIVE MONTHLY DIVIDEND

CONSERVATIVE CAPITAL STRUCTURE …

•                  Conservative balance sheet provides liquidity and flexibility

•                  As of March 31, 2005:

•                  Equity market capitalization of $1 billion and $800 million of total debt outstanding

•                  Total market capitalization of $1.8 billion

•                  Debt-to-total market capitalization of 43.5%

•                  EBITDA coverage of interest expense of 3.3x

Source: Company filings.

… and Moderate FFO Payout Ratio for a Stable Dividend

FIRST QUARTER 2005 PAYOUT RATIO

[CHART]

Source: SNL DataSource

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

[GRAPHIC]

STRONG MANAGEMENT AND GOVERNANCE

HIGHLY SKILLED AND COMMITTED MANAGEMENT TEAM …

•                   Deep management team with an average of 25 years experience

Daniel L. Goodwin	36 years with Inland	Founder and controlling stockholder of the Inland Group
Chairman		Mr. Goodwin has over 35 years of real estate experience

Robert D. Parks	36 years with Inland	Mr. Parks is a founding stockholder of the Inland Group
President, CEO		Mr. Parks served as our president since 1994 and our CEO
Since 2001

Mark E. Zalatoris	20 years with Inland	Extensive knowledge of and experience with Inland’s portfolio
Executive VP, COO,		Prior to April 2004, Mr. Zalatoris served as Chief Financial Officer
Treasurer

Brett A. Brown	1 year with Inland	Mr. Brown has extensive public company reporting experience,
Chief Financial Officer	15 years at Great Lakes	Most recently SVP – Financial Reporting at Great Lakes REIT

William W. Anderson	19 years with Inland	Extensive experience analyzing and negotiating the acquisition
VP, Transactions		and disposition of retail centers

D. Scott Carr	16 years with Inland	Mr. Carr has been responsible for overseeing all property management
President, Inland Commercial		operations since 1994
Property Management Inc.

STRONG MANAGEMENT AND GOVERNANCE

…            AND AN EMPHASIS ON SOLID CORPORATE GOVERNANCE

•                  Compliant with Sarbanes Oxley and all NYSE listing requirements

•                  Directors are elected each year (no staggered Board)

•                  Separate Chairman and CEO positions

•                  No Shareholder Rights Plan

•                  A majority vote of Independent Directors required for all acquisition approvals

•                  Same auditor since the Company’s inception

INDEPENDENT DIRECTORS

Roland W. Burris, Esq.	Former Attorney General of Illinois, former Comptroller of Illinois and currently CEO of Burris & Lebed Consulting LLC

Thomas P. D’Arcy	Former Chairman, President and CEO of Bradley Real Estate, public REIT

Joel G. Herter	Senior consultant and former managing partner for the accounting firm, Wolf & Company LLP

Heidi N. Lawton	President of Lawton Realty Group, Inc., commercial real estate firm

Thomas R. McWilliams	Specializes in development of retail, office and residential properties

CONCLUSIONS / INVESTMENT HIGHLIGHTS

•                  Only shopping center REIT focused exclusively on operating within the attractive Midwest and Chicagoland markets

•                  Proven track record with consistent bottom line growth

•                  Visible growth potential through acquisitions and core portfolio re-leasing

•                  Attractive monthly dividend

•                  Seasoned management team with extensive real estate experience

Inland – The Midwest Marketplace for Retail Space

APPENDIX

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Throughout these presentation materials, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•                  We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO. The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO. Previously, these losses were excluded from FFO. The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock. We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

•                  In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP. We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP. FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP. FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•                  EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

•                  Below, we include a reconciliation of FFO net income, which is the most directly comparable GAAP measure.

(THOUSANDS, EXCEPT PER SHARE DATA)	YEAR TO DATE 3/31/05	2004	2003

Net income available to common stockholders	$14,105	$49,373	$39,276
Gain on sale of investment properties	—	(4,541)	(1,315)
Equity in depreciation of unconsolidated joint ventures	705	96	172
Amortization on in-place lease intangibles	598	1,816	662
Amortization on leasing commissions	155	870	525
Depreciation, net of minority interest	8,449	35,323	33,568
Funds from operations	24,012	82,938	75,478
Net income per share, basic and diluted	$0.21	$0.74	$0.64
Funds from operations per share, basic and diluted	$0.36	$1.25	$1.16
Weighted average common shares outstanding, basic	67,065	66,454	65,064
Weighted average common shares outstanding, diluted	67,114	66,504	65,068

Source: Company filings.

•                  Below, we include a reconciliation of EBITDA to net income, which is the most directly comparable GAAP measure.

(THOUSANDS EXCEPT PER SHARE DATA)	YEAR TO DATE 3/31/05	2004	2003

Net income available to common stockholders	$14,105	49,373	41,866
Interest expense	10,716	43,406	41,410
Depreciation and amortization	10,150	39,281	35,884
EBITDA	34,971	127,519	117,845

Net income per share, basic and diluted	$0.21	$0.74	$0.64
EBITDA per common share, basic and diluted	$0.52	$1.92	$1.81
Weighted average common shares outstanding, basic	67,065	66,454	65,064
Weighted average common shares outstanding, diluted	67,114	66,504	65,068

Source: Company filings.